Exhibit 99.3 2Q18 Supplemental Slides John McCallion Chief Financial Officer

Table of Contents

	Page
Explanatory Note on Non-GAAP Financial Information and Reconciliations..	3
Net Income (Loss) to Adjusted Earnings	4
Book Value Per Share...	5
Notable Items..	6
Adjusted Earnings ex. Total Notable Items by Segment............	7
Direct Expense Ratio...	8

MetLife

2

Explanatory Note on Non-GAAP Financial Information and Reconciliations

# Explanatory Note on Non-GAAP Financial Information

| Any references in this presentation (except in this Explanatory Note on Non-GAAP Financial Information and Reconciliations) to: | | Should be read as, respectively: | |
|---|---|---|---|
| (i) | net income (loss); | (i) | net income (loss) available to MetLife, Inc.'s common shareholders; |
| (ii) | adjusted earnings; | (ii) | adjusted earnings available to common shareholders; |
| (iii) | adjusted earnings per share; | (iii) | adjusted earnings available to common shareholders per diluted common share; |
| (iv) | book value per share; and | (iv) | book value per common share; and |
| (v) | book value per share, excluding AOCI other than FCTA. | (v) | book value per common share, excluding AOCI other than FCTA. |

In this presentation, MetLife presents certain measures of its performance that are not calculated in accordance with accounting principles generally accepted in the United States of America ("GAAP"). MetLife believes that these non-GAAP financial measures enhance the understanding of MetLife's performance by highlighting the results of operations and the underlying profitability drivers of the business.

The following non-GAAP financial measures should not be viewed as substitutes for the most directly comparable financial measures calculated in accordance with GAAP:

| Non-GAAP financial measures: | | Comparable GAAP financial measures: | |
|---|---|---|---|
| (i) | adjusted earnings available to common shareholders; | (i) | net income (loss) available to MetLife, Inc.'s common shareholders; |
| (ii) | adjusted earnings available to common shareholders on a constant currency basis; | (ii) | net income (loss) available to MetLife, Inc.'s common shareholders; |
| (iii) | adjusted earnings available to common shareholders, excluding total notable items; | (iii) | net income (loss) available to MetLife, Inc.'s common shareholders; |
| (iv) | adjusted earnings available to common shareholders, excluding total notable items, on a constant currency basis; | (iv) | net income (loss) available to MetLife, Inc.'s common shareholders; |
| (v) | adjusted earnings available to common shareholders per diluted common share; | (v) | net income (loss) available to MetLife, Inc.'s common shareholders per diluted common share; |
| (vi) | adjusted earnings available to common shareholders, excluding total notable items, per diluted common share; | (vi) | net income (loss) available to MetLife, Inc.'s common shareholders per diluted common share; |
| (vii) | adjusted earnings available to common shareholders on a constant currency basis per diluted common share; | (vii) | net income (loss) available to MetLife, Inc.'s common shareholders per diluted common share; |
| (viii) | adjusted earnings available to common shareholders, excluding total notable items, on a constant currency basis per diluted common share; | (viii) | net income (loss) available to MetLife, Inc.'s common shareholders per diluted common share; |
| (ix) | adjusted expense ratio; | (ix) | expense ratio; |
| (x) | adjusted expense ratio, excluding total notable items related to other expenses and pension risk transfer (PRT); | (x) | expense ratio; |
| (xi) | direct expense ratio; and | (xi) | expense ratio; and |
| (xiii) | direct expense ratio, excluding total notable items related to direct expenses and PRT. | (xiii) | expense ratio. |

MetLife

3(i)

Explanatory Note on Non-GAAP Financial Information (Continued) Reconciliations of these non-GAAP measures to the most directly comparable GAAP measures are included in this presentation and in this period’s quarterly financial supplement and earnings news release, which are available at www.metlife.com. Reconciliations of these non-GAAP measures to the most directly comparable GAAP measures is not accessible on a forward-looking basis because we believe it is not possible without unreasonable efforts to provide other than a range of net investment gains and losses and net derivative gains and losses, which can fluctuate significantly within or outside the range and from period to period and may have a material impact on net income. MetLife’s definitions of the various non-GAAP and other financial measures discussed in this presentation may differ from those used by other companies: Adjusted earnings and related measures • adjusted earnings available to common shareholders; • adjusted earnings available to common shareholders on a constant currency basis; • adjusted earnings available to common shareholders, excluding total notable items; • adjusted earnings available to common shareholders, excluding total notable items, on a constant currency basis; • adjusted earnings available to common shareholders per diluted common share; • adjusted earnings available to common shareholders, excluding total notable items per diluted common share; • adjusted earnings available to common shareholders on a constant currency basis per diluted common share; and • adjusted earnings available to common shareholders, excluding total notable items, on a constant currency basis per diluted common share. These measures are used by management to evaluate performance and allocate resources. Consistent with GAAP guidance for segment reporting, adjusted earnings is also MetLife’s GAAP measure of segment performance. Adjusted earnings and other financial measures based on adjusted earnings are also the measures by which MetLife senior management’s and many other employees’ performance is evaluated for the purposes of determining their compensation under applicable compensation plans. Adjusted earnings and other financial measures based on adjusted earnings allow analysis of MetLife's performance relative to its business plan and facilitate comparisons to industry results.   Adjusted earnings is defined as adjusted revenues less adjusted expenses, both net of income tax. Adjusted loss is defined as negative adjusted earnings. Adjusted earnings available to common shareholders is defined as adjusted earnings less preferred stock dividends. Adjusted revenues and adjusted expenses These financial measures, along with the related adjusted premiums, fees and other revenues, focus on our primary businesses principally by excluding the impact of market volatility, which could distort trends, and revenues and costs related to non-core products and certain entities required to be consolidated under GAAP. Also, these measures exclude results of discontinued operations under GAAP and other businesses that have been or will be sold or exited by MetLife but do not meet the discontinued operations criteria under GAAP and are referred to as divested businesses. Divested businesses also includes the net impact of transactions with exited businesses that have been eliminated in consolidation under GAAP and costs relating to businesses that have been or will be sold or exited by MetLife that do not meet the criteria to be included in results of discontinued operations under GAAP. Adjusted revenues also excludes net investment gains (losses) (NIGL) and net derivative gains (losses) (NDGL). Adjusted expenses also excludes goodwill impairments.   The following additional adjustments are made to revenues, in the line items indicated, in calculating adjusted revenues: • Universal life and investment-type product policy fees excludes the amortization of unearned revenue related to NIGL and NDGL and certain variable annuity guaranteed minimum income benefits (GMIB) fees (GMIB fees); • Net investment income: (i) includes earned income on derivatives and amortization of premium on derivatives that are hedges of investments or that are used to replicate certain investments but do not qualify for hedge accounting treatment (“investment hedge adjustments”), (ii) excludes post-tax adjusted earnings adjustments relating to insurance joint ventures accounted for under the equity method, (iii) excludes certain amounts related to contractholder-directed unit-linked investments, (iv) excludes certain amounts related to securitization entities that are variable interest entities (VIEs) consolidated under GAAP; and (v) includes distributions of profits from certain other limited partnership interests that were previously accounted for under the cost method, but are now accounted for at estimated fair value, where the change in estimated fair value is recognized in NIGL for GAAP; and • Other revenues is adjusted for settlements of foreign currency earnings hedges and excludes fees received in association with services provided under transition service agreements (TSA Fees). 3(ii)

Explanatory Note on Non-GAAP Financial Information (Continued) The following additional adjustments are made to expenses, in the line items indicated, in calculating adjusted expenses:   • Policyholder benefits and claims and policyholder dividends excludes: (i) changes in the policyholder dividend obligation related to NIGL and NDGL, (ii) inflation-indexed benefit adjustments associated with contracts backed by inflation-indexed investments and amounts associated with periodic crediting rate adjustments based on the total return of a contractually referenced pool of assets and other pass through adjustments, (iii) benefits and hedging costs related to GMIBs (GMIB costs), and (iv) market value adjustments associated with surrenders or terminations of contracts (Market value adjustments); • Interest credited to policyholder account balances includes adjustments for earned income on derivatives and amortization of premium on derivatives that are hedges of policyholder account balances but do not qualify for hedge accounting treatment and excludes amounts related to net investment income earned on contractholder-directed unit-linked investments; • Amortization of deferred policy acquisition costs (DAC) and value of business acquired (VOBA) excludes amounts related to: (i) NIGL and NDGL, (ii) GMIB fees and GMIB costs and (iii) Market value adjustments; • Amortization of negative VOBA excludes amounts related to Market value adjustments; • Interest expense on debt excludes certain amounts related to securitization entities that are VIEs consolidated under GAAP; and • Other expenses excludes costs related to: (i) noncontrolling interests, (ii) implementation of new insurance regulatory requirements, and (iii) acquisition, integration and other costs. Other expenses includes TSA Fees. Adjusted earnings also excludes the recognition of certain contingent assets and liabilities that could not be recognized at acquisition or adjusted for during the measurement period under GAAP business combination accounting guidance.   The tax impact of the adjustments mentioned above are calculated net of the U.S. or foreign statutory tax rate, which could differ from MetLife's effective tax rate. Additionally, the provision for income tax (expense) benefit also includes the impact related to the timing of certain tax credits, as well as certain tax reforms. Expense ratio, direct expense ratio, adjusted expense ratio and related measures • Expense ratio: other expenses, net of capitalization of DAC, divided by total premiums, fees and other revenues. • Direct expense ratio: direct expenses, on an adjusted basis, divided by total adjusted premiums, fees and other revenues. • Direct expense ratio, excluding total notable items and PRT: direct expenses, on an adjusted basis, excluding total notable items related to direct expenses, divided by total adjusted premiums, fees and other revenues, excluding PRT. • Adjusted expense ratio: other expenses, net of capitalization of DAC, both on an adjusted basis, divided by total adjusted premiums, fees and other revenues. • Adjusted expense ratio, excluding total notable items and PRT: other expenses, net of capitalization of DAC, both on an adjusted basis, excluding total notable items related to other expenses, divided by total adjusted premiums, fees and other revenues, excluding PRT. The following additional information is relevant to an understanding of MetLife’s performance results: • All comparisons on a constant currency basis reflect the impact of changes in foreign currency exchange rates and are calculated using the average foreign currency exchange rates for the current period and are applied to each of the comparable periods. • Notable items represent a positive (negative) impact to adjusted earnings available to common shareholders. Notable items reflect the unexpected impact of events that affect MetLife’s results, but that were unknown and that MetLife could not anticipate when it devised its Business Plan. Notable items also include certain items regardless of the extent anticipated in the Business Plan, to help investors have a better understanding of MetLife's results and to evaluate and forecast those results. 3(iii)

Reconciliations

# Reconciliation of Net Income (Loss) Available to Common Shareholders to Adjusted Earnings Available to Common Shareholders

| *(In millions, except per share data)* | 2Q18 | 2Q18 Earnings Per Weighted Average Common Share Diluted | 2Q17 | 2Q17 Earnings Per Weighted Average Common Share Diluted |
|---|---|---|---|---|
| Net Income (loss) available to MetLife, Inc.'s common shareholders | $ 845 | $ 0.83 | $ 865 | $ 0.80 |
| Adjustments from net income (loss) available to MetLife, Inc.'s common shareholders to adjusted earnings available to common shareholders: | | | | |
| Less: Net investment gains (losses) | (227) | (0.22) | 104 | 0.10 |
| Less: Net derivative gains (losses) | (59) | (0.06) | (200) | (0.19) |
| Less: Other adjustments to continuing operations | (233) | (0.23) | (341) | (0.32) |
| Less: Provision for income tax (expense) benefit | 41 | 0.04 | 126 | 0.12 |
| Less: Income (loss) from discontinued operations, net of income tax | — | — | 58 | 0.05 |
| Add: Net income (loss) attributable to noncontrolling interests | 3 | — | 3 | — |
| Adjusted earnings available to common shareholders | $ 1,326 | $ 1.30 | $ 1,121 | $ 1.04 |
| Less: Total notable items | (62) | (0.06) | (59) | (0.05) |
| Adjusted earnings available to common shareholders, excluding total notable items | $ 1,388 | $ 1.36 | $ 1,180 | $ 1.09 |
| Weighted average common shares outstanding - diluted | | 1,023.8 | | 1,082.1 |
| Adjusted earnings available to common shareholders on a constant currency basis | $ 1,326 | $ 1.30 | $ 1,124 | $ 1.04 |
| Adjusted earnings available to common shareholders, excluding total notable items, on a constant currency basis | $ 1,388 | $ 1.36 | $ 1,183 | $ 1.09 |

MetLife

3(v)

# Reconciliation to Adjusted Earnings Available to Common Shareholders, Excluding Total Notable Items

**2Q18**

| (In millions) | U.S. | Group Benefits | Retirement and Income Solutions | Property & Casualty | Asia | Latin America | EMEA | MetLife Holdings | Corporate & Other |
|---|---|---|---|---|---|---|---|---|---|
| Adjusted earnings available to common shareholders | $ 671 | $ 261 | $ 347 | $ 63 | $ 363 | $ 145 | $ 86 | $ 280 | $ (219) |
| Less: Total notable items | — | — | — | — | — | — | — | — | (62) |
| Adjusted earnings available to common shareholders, excluding total notable items | $ 671 | $ 261 | $ 347 | $ 63 | $ 363 | $ 145 | $ 86 | $ 280 | $ (157) |
| Adjusted earnings available to common shareholders on a constant currency basis | $ 671 | $ 261 | $ 347 | $ 63 | $ 363 | $ 145 | $ 86 | $ 280 | $ (219) |
| Adjusted earnings available to common shareholders, excluding total notable items, on a constant currency basis | $ 671 | $ 261 | $ 347 | $ 63 | $ 363 | $ 145 | $ 86 | $ 280 | $ (157) |

**2Q17**

| (In millions) | U.S. | Group Benefits | Retirement and Income Solutions | Property & Casualty | Asia | Latin America | EMEA | MetLife Holdings | Corporate & Other |
|---|---|---|---|---|---|---|---|---|---|
| Adjusted earnings available to common shareholders | $ 493 | $ 203 | $ 262 | $ 28 | $ 310 | $ 154 | $ 72 | $ 237 | $ (145) |
| Less: Total notable items | — | — | — | — | 12 | — | — | (40) | (31) |
| Adjusted earnings available to common shareholders, excluding total notable items | $ 493 | $ 203 | $ 262 | $ 28 | $ 298 | $ 154 | $ 72 | $ 277 | $ (114) |
| Adjusted earnings available to common shareholders on a constant currency basis | $ 493 | $ 203 | $ 262 | $ 28 | $ 314 | $ 150 | $ 75 | $ 237 | $ (145) |
| Adjusted earnings available to common shareholders, excluding total notable items, on a constant currency basis | $ 493 | $ 203 | $ 262 | $ 28 | $ 302 | $ 150 | $ 75 | $ 277 | $ (114) |

MetLife

3(vi)

# Expense Detail and Ratios

| (In millions, except ratio data) | 2015 | 2016 | 2017 | 1Q18 | 2Q18 |
|---|---|---|---|---|---|
| **Reconciliation of Capitalization of DAC to Capitalization of DAC, as reported on an adjusted basis** | | | | | |
| Capitalization of DAC | $ (3,319) | $ (3,152) | $ (3,002) | $ (796) | $ (834) |
| Less: Divested businesses and lag elimination (1) | 120 | (1) | 34 | (1) | — |
| Capitalization of DAC, as reported on an adjusted basis | $ (3,439) | $ (3,151) | $ (3,036) | $ (795) | $ (834) |
| **Reconciliation of Other Expenses to Other Expenses, as reported on an adjusted basis** | | | | | |
| Other expenses | $ 14,105 | $ 13,295 | $ 12,953 | $ 3,204 | $ 3,319 |
| Less: Noncontrolling interest | (13) | (6) | (12) | (7) | (5) |
| Less: Regulatory implementation costs | 2 | 1 | — | 1 | 2 |
| Less: Acquisition, integration and other costs | 28 | 64 | 65 | 11 | 14 |
| Less: TSA fees | — | — | — | 79 | 78 |
| Less: Divested businesses | 265 | 296 | 491 | 10 | 53 |
| Other expenses, as reported on an adjusted basis | $ 13,823 | $ 12,940 | $ 12,409 | $ 3,110 | $ 3,177 |
| **Other detail and ratios** | | | | | |
| Other expenses | $ 14,105 | $ 13,295 | $ 12,953 | $ 3,204 | $ 3,319 |
| Add: Capitalization of DAC | (3,319) | (3,152) | (3,002) | (796) | (834) |
| Other expenses net of capitalization of DAC | $ 10,786 | $ 10,143 | $ 9,951 | $ 2,408 | $ 2,485 |
| Total premiums, fees and other revenues | $ 43,900 | $ 44,370 | $ 45,843 | $ 11,044 | $ 16,998 |
| Expense ratio | 24.6% | 22.9% | 21.7% | 21.8% | 14.6% |
| Direct expenses | $ 6,444 | $ 5,754 | $ 6,006 | $ 1,462 | $ 1,500 |
| Less: Total notable items related to direct expenses | 362 | 79 | 296 | 43 | 78 |
| Direct expenses, excluding total notable items related to direct expenses | $ 6,082 | $ 5,675 | $ 5,710 | $ 1,419 | $ 1,422 |
| Other expenses, as reported on an adjusted basis | $ 13,823 | $ 12,940 | $ 12,409 | $ 3,110 | $ 3,177 |
| Add: Capitalization of DAC, as reported on an adjusted basis | (3,439) | (3,151) | (3,036) | (795) | (834) |
| Other expenses, net of capitalization of DAC, as reported on an adjusted basis | $ 10,384 | $ 9,789 | $ 9,373 | $ 2,315 | $ 2,343 |
| Less: Total notable items related to other expenses, as reported on an adjusted basis | 362 | 507 | 377 | 43 | 78 |
| Other expenses, net of capitalization of DAC, excluding total notable items related to other expenses, as reported on an adjusted basis | $ 10,022 | $ 9,282 | $ 8,996 | $ 2,272 | $ 2,265 |
| Total adjusted premiums, fees and other revenues | $ 44,329 | $ 44,479 | $ 46,200 | $ 10,929 | $ 16,889 |
| Less: PRT | 1,740 | 1,761 | 3,305 | — | 5,952 |
| Total adjusted premiums, fees and other revenues, excluding PRT | $ 42,589 | $ 42,718 | $ 42,895 | $ 10,929 | $ 10,937 |
| Direct expense ratio | 14.5% | 12.9% | 13.0% | 13.4% | 8.9% |
| Direct expense ratio, excluding total notable items related to direct expenses and PRT | 14.3% | 13.3% | 13.3% | 13.0% | 13.0% |
| Adjusted expense ratio | 23.4% | 22.0% | 20.3% | 21.2% | 13.9% |
| Adjusted expense ratio, excluding total notable items related to other expenses and PRT | 23.5% | 21.7% | 21.0% | 20.8% | 20.7% |

MetLife

*[1]For the year ended December 31, 2016, Divested businesses and lag elimination includes adjustments related to the financial impact of converting MetLife's Japan operations to calendar year end reporting without retrospective application of this change to prior periods.*

3(vii)

Book Value Per Common Share March 31, 2018 June 30, 2018 Book value per common share $ 52.49 $ 50.28 Less: Net unrealized investment gains (losses), net of income tax 11.28 9.70 Defined benefit plans adjustment, net of income tax (2.15) (2.18) Book value per common share, excluding AOCI other than FCTA $ 43.36 $ 42.76 Common shares outstanding, end of period (in millions) 1,024.1 1,000.2 Note: Calculated using common shares outstanding, end of period. Book values excludes $2,560 and $3,340 million of equity related to preferred stock at March 31, 2018 and June 30, 2018, respectively. 3(viii)

Net Income (Loss) to Adjusted Earnings (In millions) – Post-tax 2Q18 Net Income (Loss)1 $845 Less: Loss on Brighthouse Financial (BHF) Disposition (159) BHF Common Stock Exchange Transaction (53) Net Investment Gains (Losses)2 (54) Net Derivative Gains (Losses) (47) Investment Hedge Adjustments (94) Other (74) Adjusted Earnings1 $1,326 1 Available to common shareholders. 2 Excludes loss on BHF Disposition. See Explanatory Note on Non-GAAP Financial Information and Reconciliations (Explanatory Note) for non-GAAP financial information, definitions and/or reconciliations. 4

Book Value Per Share, ex. AOCI other than FCTA BVPS, ex. AOCI other than FCTA at 3/31/18 $43.36 Net Income 0.84 Change in FCTA (0.96) Common Stock Dividend (0.42) Other Equity Adjustments (0.06) BVPS, ex. AOCI other than FCTA at 6/30/18 $42.76 Note: Calculated using common shares outstanding, end of period. See Explanatory Note for non-GAAP financial information, definitions and/or reconciliations. 5

Notable Items (In millions, except per share data) – Post-tax 2Q18 Adjusted Per Share Earnings1 Impact Adjusted Earnings1 $1,326 $1.30 Less Notable Items: Expense Initiative Costs (62) (0.06) Adjusted Earnings1, ex. Total Notable Items $1,388 $1.36 1 Available to common shareholders. See Explanatory Note for non-GAAP financial information, definitions and/or reconciliations. 6

Adjusted Earnings ex. Total Notable Items by Segment ($ in millions) – Post-tax % % Change 2Q18 2Q17 Change (Constant Rate) Highlights + Underwriting Margins; + Volume Growth; Group Benefits $261 $203 29% + Taxes; - Investment Margins + Interest Margins; + Underwriting Margins; Retirement and Income Solutions 347 262 32% + Volume Growth; + Taxes; - VII Property & Casualty 63 28 125% + Underwriting Margins U.S. $671 $493 36% + Volume Growth; + Investment Margins; Asia 363 298 22% 20% + Taxes; - Expense Margins Latin America 145 154 (6%) (3%) - Taxes; + Volume Growth + Expense Margins; + Volume Growth; EMEA 86 72 19% 15% - Taxes + Taxes; + Expense Margins; MetLife Holdings 280 277 1% - Investment Margins; - Underwriting Margins C&O (157) (114) (38%) - Taxes Adjusted Earnings1, ex. Total Notable Items $1,388 $1,180 18% 17% Adjusted EPS, ex. Total Notable Items $1.36 $1.09 25% 25% 1 Available to common shareholders. See Explanatory Note for non-GAAP financial information, definitions and/or reconciliations. 7

Direct Expense Ratio 15% 14.3% 14% 13.3% 13.3% 13.0% 13.0% 13% 12% 2015 2016 2017 1Q18 2Q18 Note: Ratio excludes total notable items related to direct expenses and PRT. See Explanatory Note for non-GAAP financial information, definitions and/or reconciliations. 8